PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2020
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT
NOTE 16 - PROPERTY, PLANT AND EQUIPMENT

(in millions of Euros)	Land and Property Rights	Buildings	Machinery and Equipment	Construction Work in Progress	Other	Total
Net balance at January 1, 2020	19	366	1,451	203	17	2,056
Additions	—	20	76	129	3	228
Disposals	—	—	(3)	—	—	(3)
Depreciation expense	(1)	(27)	(211)	—	(10)	(249)
Impairment	—	(6)	(28)	(8)	—	(42)
Transfer and other changes	3	38	139	(189)	5	(4)
Effect of changes in foreign exchange rates	(1)	(12)	(63)	(3)	(1)	(80)
Net balance at December 31, 2020	20	379	1,361	132	14	1,906

Cost	35	559	2,473	145	48	3,260
Less accumulated depreciation and impairment	(15)	(180)	(1,112)	(13)	(34)	(1,354)
Net balance at December 31, 2020	20	379	1,361	132	14	1,906

(in millions of Euros)	Notes	Land and Property Rights	Buildings	Machinery and Equipment	Construction Work in Progress	Other	Total
Net balance at December 31, 2018		18	217	1,227	194	10	1,666
IFRS 16 Application		—	82	17	—	3	102
Net balance at January 1, 2019		18	299	1,244	194	13	1,768
Property, plant and equipment acquired through business combination	33	—	40	120	4	1	165
Additions		1	22	81	245	3	352
Disposals		—	—	(5)	—	—	(5)
Depreciation expense		—	(27)	(208)	—	(11)	(246)
Transfer		—	28	203	(242)	11	—
Effect of changes in foreign exchange rates		—	4	16	2	—	22
Net balance at December 31, 2019		19	366	1,451	203	17	2,056

Cost		35	527	2,407	213	46	3,228
Less accumulated depreciation and impairment		(16)	(161)	(956)	(10)	(29)	(1,172)
Net balance at December 31, 2019		19	366	1,451	203	17	2,056
Right-of-use assets
Right-of-use assets have been included within the same line item as that within which the corresponding underlying assets would be presented if they were owned.

(in millions of Euros)	Buildings	Machinery and Equipment	Other	Total
Net balance at January 1, 2020	116	71	3	190
Additions	19	33	1	53
Disposals	—	(1)	—	(1)
Depreciation expense	(12)	(22)	(2)	(36)
Impairment	(4)	(5)	—	(9)
Transfer and other changes	(4)	(1)	—	(5)
Effect of changes in foreign exchange rates	(3)	(3)	—	(6)
Net balance at December 31, 2020	112	72	2	186

Cost	142	135	4	281
Less accumulated depreciation and impairment	(30)	(63)	(2)	(95)
Net balance at December 31, 2020	112	72	2	186
The total expense relating to short-term leases, low value asset leases and variable lease payments that are still recognized as operating expenses was €11 million and €13 million for the years ended December 31, 2020 and December 31, 2019, respectively.

(in millions of Euros)	Buildings	Machinery and Equipment	Other	Total
Net balance at December 31, 2018	24	53	—	77
IFRS 16 application (A)	82	17	3	102
Net balance at January 1, 2019	106	70	3	179
Additions	20	21	2	43
Disposals	—	—	—	—
Depreciation expense	(11)	(18)	(2)	(31)
Transfer	—	(3)	—	(3)
Effect of changes in foreign exchange rates	1	1	—	2
Net balance at December 31, 2019	116	71	3	190

Cost	134	113	5	252
Less accumulated depreciation and impairment	(18)	(42)	(2)	(62)
Net balance at December 31, 2019	116	71	3	190
(A)The IFRS 16 application included assets acquired through finance leases reclassified as right-of-use assets of €77 million and operating leases recognized as right-of-use assets of €102 million at January 1, 2019.
Depreciation expense
Total depreciation expense relating to property, plant and equipment and intangible assets are presented in the Consolidated Income Statement as follows:

	Year ended December 31,
(in millions of Euros)	2020	2019	2018
Cost of sales	(240)	(237)	(184)
Selling and administrative expenses	(14)	(13)	(9)
Research and development expenses	(5)	(6)	(4)
Total depreciation expense	(259)	(256)	(197)
The amount of contractual commitments for the acquisition of property, plant and equipment is disclosed in NOTE 28 - Commitments.
Impairment tests for property, plant and equipment and intangibles assets
At December 31, 2020, the downturn in the aerospace industry resulting from the COVID-19 pandemic was identified as an indicator of impairment for all the Cash Generating Units (“CGUs”) in the A&T segment.
As a result, these CGUs were tested for impairment and their value in use was calculated using discounted cash flows based on a financial forecast for the period 2021-2025 prepared by management and reflecting the following key assumptions:
•Aerospace market demand is expected to be down by approximately 50% in 2021 and 2022 compared to 2019,
•Reductions in costs and capital expenditures are assumed to help partially offset weak demand,
•Profitability and cash-flows are assumed to recover in the 2023 to 2025 period, but remain below 2019 levels,
•The terminal value was determined using a perpetuity growth calculation assuming a long term growth rate of 1.5%,
•A discount rate of 9% is assumed.
This impairment test conclusion to fully impair two CGUs for €16 million (€9 million for the Montreuil-Juigné plant and €7 million for the Ussel plant) was reached in the year ended December 31, 2020.
The Group also tested the sensitivity of two other A&T CGUs to changes in cash flows, in discount rates, and in perpetuity growth rates:
•With cash-flows that are 20% lower from 2021 to 2025, including the terminal year cash flow, the recoverable value would exceed the carrying value for one CGU, and equal the carrying value for the other CGU,
•With an increase in the discount of 275 basis points, the recoverable value of one CGU would exceed the carrying value, and equal the carrying value for the other CGU,
•With a decrease in the perpetual growth rate of 400 basis points, the recoverable value of one CGU would exceed the carrying value, and equal the carrying value for the other CGU.
At December 31, 2020, management also reviewed the CGUs in the AS&I segment and identified an indicator of impairment for two Automotive Structures plants – Nanjing, China and White Georgia, U.S.
In June 2020, one of the main customers of the Nanjing plant announced a suspension of its operations as well as a strategic reorganization and the business prospects were reviewed consequently. The White Georgia plant was tested for impairment due to lower profitability than expected as a result of operational challenges faced in the implementation of a new technology developed for one specific automotive platform leading management to reassess the long-term prospects of the plant.
As a result, these two CGUs were tested for impairment and their value in use was calculated using discounted cash flows and a discount rate of 9%. Based on this analysis the conclusion to fully impair the Nanjing plant for €12 million was reached in the year ended December 31, 2020. The White Georgia plant was partially impaired for €13 million, leading to a carrying value of €11 million at December 31, 2020.
There were no other impairment indicators identified for our other CGUs at December 31, 2020.
At December 31, 2019, a triggering event was identified for the Automotive Structure USA CGUs due to the fact that actual operating profit and net cash flows were impacted by higher than expected costs related to operational challenges on some of the newer automotive programs. The Automotive Structure USA CGUs were tested for impairment at December 31, 2019 and management concluded that no impairment charge was required. No triggering events were identified at December 31, 2019 for our other CGUs.